UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Retrospettiva, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RETROSPETTIVA, INC.

112 West 9th Street, Suite 518

Los Angeles, CA 90015

Telephone: 213-623-9216

PROXY STATEMENT AND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 22, 2008

To our Shareholders:

You are cordially invited to attend a Special Meeting of the Shareholders of Retrospettiva, Inc. (the “Company”). The Special Meeting will be held on September 22, 2008 at 10:00 a.m. local time at 5445 DTC Parkway, Suite 520, Greenwood Village, CO 80111, or at any adjournment or postponement thereof, for the following purposes:

1.                                       To consider and vote upon an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of no par common stock from 15,000,000 shares to 100,000,000 shares.

2.                                       To transact such other business as may properly come before the meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. All Shareholders of record of the Company as of the close of business on August 21, 2008 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

We urge you to review these materials carefully and to use this opportunity to take part in the Company’s affairs by voting on the matters described in this Proxy Statement. We hope that you will be able to attend the Special Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Boro Vukadinovic, Chief Executive Officer

August 22, 2008

PROXY STATEMENT

RETROSPETTIVA, INC.

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 22, 2008

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General Information

The Board of Directors (the “Board”) of Retrospettiva, Inc., a California corporation (sometimes referred to as the “Company” or “Retrospettiva”), is providing this Proxy Statement in connection with a Special Meeting of Stockholders, which will take place on September 22, 2008 and at any postponement or adjournment thereof (the “Special Meeting”). Whether or not you plan to attend the Special Meeting in person, please return your executed proxy card in the enclosed postage prepaid and addressed envelope and your shares will be voted in accordance with your wishes.

What is the Purpose of the Special Meeting?

At the Special Meeting, you will be asked to consider and vote on the matters described in the accompanying Notice of Special Meeting, including considering and acting upon a proposal to amend Retrospettiva’s Articles of Incorporation to increase our number of authorized shares of no par value common stock from 15,000,000 to 100,000,000 shares.

Are there other Matters to be Voted on at the Special Meeting?

The Board of Directors does not know of any other matters that may come before the Special Meeting. California law and Retrospettiva’s Bylaws impose limitations on the ability to present business items at a special meeting if those items were not included in the notice of special meeting. Accordingly, except for procedural matters incidental to the conduct of the meeting, it is not expected that any other matters will come before the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.

Who Can Vote at the Special Meeting?

In order to vote, you must have been a shareholder of record at the close of business on August 21, 2008 (which is referred to as the “record date”). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

On the record date, there were 14,425,903 shares of Retrospettiva’s common stock issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

How do I Vote?

You may vote by signing your proxy card, or if your shares are held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope.

Any shareholder who has executed and returned a proxy and who for any reason desires to revoke such proxy may do so at any time before the proxy is exercised: (1) by delivering written notice prior to the Special Meeting to the Secretary of the Company at the above address; (2) by voting the shares represented by such proxy in person at the Special Meeting; or (3) by giving a later dated proxy at any time before the voting at the Special Meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

Voting in Person

Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the Special Meeting. Shares held in street name may be voted in person by you at the Special Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

What Constitutes a Quorum?

In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

What Vote is Required to Approve the Amendment to Our Articles of Incorporation to Increase the Authorized Shares of Common Stock.

If a quorum exists, the affirmative vote of the majority of the shares of common stock represented at the meeting and entitled to vote is required to approve the amendment of the Articles of Incorporation to increase the shares of our authorized common stock

How Will Votes be Counted?

You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” such abstention shall be treated as shares that are present but that have not been voted and accordingly, will be treated as a “no” vote in determining whether a proposal is approved. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the amendment of the Articles of Incorporation to increase the authorized shares of common stock and in the discretion of the Proxy holders on any other matters that properly come before the Special Meeting).

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In accordance with California law, if a shareholder abstains from voting on an action, that shareholder’s shares will still be counted for determining whether the requisite number of shareholders attended the Special Meeting. If a broker does not vote on any particular action because it does not have the authority to do so (a “broker non-vote”), but does vote on other actions, the shares will still be counted for determining whether the requisite number of shareholders attended the meeting. Broker non-votes are counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will be treated as a “no” vote on any matters being voted on at the Special Meeting.

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK TO 100,000,000 SHARES

General Information

Our Board of Directors has unanimously adopted a resolution approving and recommending to our stockholders, for their approval, a proposal to amend Retrospettiva’s Articles of Incorporation to increase the number of authorized shares of no par common stock from 15,000,000 to 100,000,000 shares.

Reasons for the Proposed Amendment

The increase in the number of authorized shares of common stock may assist us in future financing and will provide sufficient authorized shares of common stock to permit conversion of our shares of preferred stock to common stock.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast will be required for approval of the amendment.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO RETROSPETTIVA’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF NO PAR COMMON STOCK FROM 15,000,000 TO 100,000,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

As of August 21, 2008, there were 14,425,903 shares of common stock outstanding. The following table sets forth certain information regarding the beneficial ownership of the outstanding shares as of the date of this Report by (i) each person who is known by us to own beneficially more than 5% of our outstanding common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Except as otherwise

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indicated, each such person has investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Beneficial Owner	Shares Beneficially Owned	Percent Beneficially Owned
Boro Vukadinovic	5,945,987	41.1%
112 West 9th Street, Suite 518
Los Angeles, CA 90015
Gary A. Agron	5,945,987	41.1%
5445 DTC Parkway, Suite 520
Greenwood Village, CO 80111
All officers and directors as a group (1 person)	5,945,987	41.1%

OTHER MATTERS

Inspector of Election

A representative of Corporate Stock Transfer, Inc., Retrospettiva’s transfer agent, will tabulate the votes and act as the inspector of election.

Stockholder Proposals

If you would like to make a proposal at Retrospettiva’s 2008 annual stockholders’ meeting or any special meeting held in lieu of the 2008 annual stockholders’ meeting, you must comply with the notice provisions in Retrospettiva’s Bylaws. To make such a proposal, you must give Retrospettiva written notice describing the proposal not less than ninety days or more than one hundred twenty days before the scheduled date of the annual stockholder meeting and you must be a record or beneficial stockholder at the time of the notice and entitled to vote at such meeting. Such proposal will also need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Costs of Solicitation

Retrospettiva will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

August 22, 2008	Boro Vukadinovic, Chief Executive Officer

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

RETROSPETTIVA, INC.

TO BE HELD SEPTEMBER 22, 2008

The undersigned hereby appoints Boro Vukadinovic as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Retrospettiva, Inc. held of record by the undersigned on August 21, 2008, at the Special Meeting of Shareholders to be held September 22, 2008 or any adjournment or postponement thereof.

1.               To amend the Company’s Articles of Incorporation to increase the number of shares of no par common stock to 100,000,000 shares.

FOR ☐	AGAINST ☐	WITHHOLD VOTE ☐

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder.  WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN 1 ABOVE.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:
Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY	Print Name(s)
PROMPTLY USING THE
ENCLOSED ENVELOPE.

Signature, if held jointly

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF SHAREHOLDERS.